UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: October 24, 2014

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11 th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

On October 24, 2014, the Company and Sillerman Investment Company III LLC (“SIC III”) entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") pursuant to which SIC III agreed to purchase certain securities issued by the Company for a total of $30,000,000. Pursuant to the Securities Purchase Agreement, the Company issued a Line of Credit Promissory Note (the “Note”), which provides for a $20,000,000 line of credit to the Company. In addition, SIC III agreed to purchase 10,000 shares (the “Shares”) of a new class of Series C Convertible Preferred Stock for a total of $10,000,000. The Company also agreed to issue to SIC III warrants to purchase 1,500,000 shares of the Company’s common stock. The warrants will be issued in proportion to amounts the Company draws under the Note and amounts paid for the Shares. The exercise price of the warrants will be 10% above the closing price of the Company’s shares on the date prior to the issuance of the warrants. Exercise of the warrants will be subject to approval of the Company’s stockholders.
Line of Credit Note
On October 24, 2014, the Company issued to SIC III the Note. The Note provides a right for the Company to request advances under the Note from time to time. On October 24, 2014, SIC III made an initial advance under the Note of $4,500,000. The Note provides that the Company may request additional advances of up to $15,500,000, provided that additional advances bringing the total of advances to an amount in excess of $5,000,000 may be made only after December 15, 2014 and to pay off amounts outstanding under the Company’s Term Loan Agreement (the “Term Loan Agreement”) with Deutsche Bank Trust Company Americas (“Deutsche Bank”). The Note bears interest at a rate of 12% per annum, payable in cash on a quarterly basis. In addition, the Note provides for a 3% discount, such that the amount advanced by SIC III will be 3% less than the associated principal amount of the advance. From and after the occurrence and during the continuance of any event of default under the Note, the interest rate is automatically increased to 17% per annum.
In connection with the first drawdown of $4,500,000 under the Note, the Company issued to SIC III warrants to purchase 225,000 shares of the Company’s common stock. These warrants have an exercise price of $3.51, representing a price equal to 10% above the closing price of the Company’s common stock on the day prior to issuance.
The Note is not convertible into equity securities of the Company.
If an event of default occurs under the Note, SIC III has the right to require the Company to repay all or any portion of the Note.  Events of default under the Note include payment defaults, and certain bankruptcy-type events involving the Company. The Company may, at its option, prepay the Note, in whole or in part. If the Company chooses to prepay the Note, it shall prepay a fixed lump sum in the amount of 106% of the principal amount then being prepaid, plus interest accrued thereon.  In the event that the Company issues primary shares in a public offering at an offering price above $5.00 per share, the Company may use up to 33% of the proceeds to prepay the Note at par plus accrued and unpaid interest.  Upon the occurrences of certain changes of control, SIC III has the right to require the Company to repay the entire amount of the Note on the prepayment terms set forth above.
The Note also contains certain covenants and restrictions, including, among others, that, for so long as the Note is outstanding, the Company will not, without the consent of the holder of the Note, (i) make any loan or advance in excess of $500,000 to any officer, director, employee of affiliate of the Company (except advances and similar expenditures : (a) under the terms of employee stock or option plans approved by the Board of Directors, (b) in the ordinary course of business, consistent with past practice or (c) to its subsidiaries), (ii) incur any indebtedness that exceeds $1,000,000 in the aggregate other than indebtedness outstanding under the Note, (iii) guaranty any indebtedness of any unaffiliated third party, (iv) change the principal business of the Company or exit the Company's current business, provided that the foregoing is subject to the Board's compliance with its fiduciary duties, (v) sell, assign, or license material technology or intellectual property of the Company except (a) in the ordinary course of business, consistent with past practice, (b) sales and assignments thereof in any 12 month period that do not have a fair market value in excess of $500,000 or (c) in connection with a change of control transaction, (vi) enter into any corporate strategic relationship involving the payment, contribution or assignment by the Company of its assets that have a fair market value in excess of $1,000,000 or (vii) liquidate or dissolve the Company or wind up the business of the Company, except in connection with changes of control or merger, acquisition or similar transactions or as approved by the Company’s Board in compliance with their fiduciary duties.
The foregoing description of the Note is not complete and is subject to and qualified in its entirety by reference to the Note attached hereto as Exhibit 10.2 and incorporated herein by reference.
Series C Convertible Preferred Stock

The Company created a new class of Series C Convertible Preferred Stock (the “Series C Convertible Preferred Stock”) by filing a Certificate of Designations of the Series C Convertible Preferred Stock of the Company (the "Series C Certificate of Designation") with the Secretary of State of the State of Delaware. The Company authorized the issuance of up to 100,000 shares of the Series C Convertible Preferred Stock. The rights, preferences, privileges and restrictions of the shares of Series C Convertible Preferred Stock and the qualifications, limitations and restrictions thereof are contained in the Series C Certificate of Designation and are summarized as follows:
The shares of Series C Convertible Preferred Stock have a stated value of $1,000 per share (the "Stated Value").
Each holder of a share of Series C Convertible Preferred Stock shall be entitled to receive dividends (“Dividends”) on such share equal to 12% per annum (the “Dividend Rate”) of the Stated Value before any Dividends shall be declared, set apart for or paid upon any junior stock or parity stock. Dividends on a share of Series C Convertible Preferred Stock shall accrue daily at the Dividend Rate, commence accruing on the issuance date thereof, compound annually, be computed on the basis of a 360-day year consisting of twelve 30-day months and be convertible into common stock in connection with the conversion of such share of Series C Convertible Preferred Stock.
Each share of Series C Convertible Preferred Stock is convertible, at the option of the holders, on the basis of its Stated Value and accrued, but unpaid Dividends, into shares of Company common stock at a conversion price of $4.00 per common share.
The Company may redeem any or all of the outstanding Series C Convertible Preferred Stock at any time at the then current Stated Value plus accrued Dividends thereon plus a redemption premium equal to the Stated Value multiplied by 6%. However, no premium shall be due to the extent the redemption of Series C Convertible Preferred Stock uses up to 33% of proceeds of a public offering of common shares at a price of $5.00 or more per share.
The Company is required to redeem each Series C Convertible Preferred Stock on the tenth (10th) business day immediately following the fifth anniversary of its issuance. However, the Company shall have no obligation to mandatorily redeem any shares of Series C Convertible Preferred Stock at any time that (x) the Company does not have surplus under Section 154 of the Delaware General Corporation Law (the “DGCL”) or funds legally available to redeem all shares of Series C Convertible Preferred Stock, (y) the Company's capital is impaired under Section 160 of the DGCL or (z) the redemption of any shares of Series C Convertible Preferred Stock would result in an impairment of the Company's capital under Section 160 of the DGCL; provided, that if the Company is prohibited from redeeming the Shares due to those limitations, the Company will redeem the Shares as soon as possible after such restrictions are no longer applicable.
Upon a change of control of the Company, each holder of Series C Convertible Preferred Stock shall be entitled to require the Company to redeem from such holder all of such holder's shares of Series C Convertible Preferred Stock so long as such holder requests such redemption in writing at least one (1) business day prior to the consummation of such change of control. The redemption amount per share equals the Stated Value thereof plus accrued Dividends plus a change of control premium equal to the Stated Value multiplied 6%.
The shares of Series C Convertible Preferred Stock are senior in liquidation preference to all shares of capital stock of the Company unless otherwise consented to by a majority of the holders of shares of Series C Convertible Preferred Stock.
The shares of Series C Convertible Preferred Stock shall have no voting rights except as required by law.
The consent of the holders of a majority of the shares of Series C Convertible Preferred Stock is necessary for the Company to amend the Series C Certificate of Designation.
Pursuant to the Securities Purchase Agreement, SIC III will acquire 10,000 Shares of Series C Convertible Preferred Stock for $10,000,000. The purchase of such Shares is subject to certain conditions, including (a) the accuracy of the Company’s representation and warranties set forth in the Securities Purchase Agreement, (b) the delivery of various closing certificates, and (c) approval by the Company’s shareholders of the exercise of the warrants issuable pursuant to the Securities Purchase Agreement.
The foregoing description of the Series C Convertible Preferred Stock is not complete and is qualified in its entirety by reference to the full text of the Series C Certificate of Designation, a copy of which is filed herewith as Exhibit 3.1, and incorporated herein by reference.
Issuance of Warrants
The Company agreed to issue SIC III warrants (the “Warrants”) to purchase 1,500,000 shares of the Company's common stock in connection with advances under the Note and the purchase of the Shares. The Company will issue Warrants to purchase

50,000 shares of the Company’s common stock for every $1,000,000 advanced under the Note or every $1,000,000 of purchase price paid for the Shares.
In connection with the $4,500,000 advance under the Note on October 24, 2014, the Company issued SIC III Warrants to purchase 225,000 shares of the Company’s common stock at an exercise price of $3.51, representing a price equal to 10% above the closing price of the Company’s common stock on the day prior to issuance. The Warrants are exercisable, subject to approval of the Company’s stockholders, for a period of five years from issuance.
The foregoing descriptions of the Warrants and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the form of Warrant attached hereto as Exhibit 10.3 and incorporated herein by reference.
Registration Rights
On October 24, 2014, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with SIC III pursuant to which the Company agreed to register the shares of the Company’s capital stock owned by SIC III. The Registration Rights Agreement allows SIC III to require the Company to register its shares. If the Company receives such a request from SIC III, the Company will use its best efforts to effect such registration. In addition, if the Company otherwise initiates a registration of shares of its capital stock (other than pursuant to a Registration Statement on Form S-4 or S-8, or any successor forms), SIC III will have a right to participate in such registration, subject to cutbacks set by the underwriter in such registration.
The foregoing descriptions of the Registration Rights Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Registration Rights Agreement attached hereto as Exhibit 10.4 and incorporated herein by reference.
Amendment to Term Loan Agreement
The Company is party to the Term Loan Agreement with Deutsche Bank. The Term Loan Agreement provides that the Company will use the proceeds of any debt or equity capital raises to prepay amounts outstanding under the Term Loan Agreement. In connection with the transactions contemplated by the Securities Purchase Agreement, on October 24, 2014 the Company entered into an amendment (the “Amendment”) with Deutsche Bank pursuant to which the prepayment provision was removed, allowing the Company to issue the Shares and request advances under the Note without having to prepay those amounts to Deutsche Bank. Deutsche Bank and SIC III entered into a Subordination Agreement (the “Subordination Agreement”) pursuant to which the repayment of amounts under the Note is subordinated to repayment of amounts under the Term Loan Agreement.
The foregoing descriptions of the Amendment to the Term Loan Agreement and the Subordination Agreement are not complete and are subject to and qualified in their entirety by reference to the Amendment and the Subordination Agreement attached hereto as Exhibits 10.5 and 10.6, respectively, and incorporated herein by reference.
16b-3 Approvals
The Board of Directors also unanimously approved for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, each transaction described in the foregoing sections and each transaction arising out of or under each of the Transaction Agreements (as defined below).
Special Committee Action
Because the transactions described in the foregoing sections were between the Company and Robert F.X. Sillerman or an affiliate of Robert F.X. Sillerman, who is the Executive Chairman and Chief Executive Officer of the Company, the Company formed a special committee of independent directors to review the proposed transactions. Such special committee reviewed and unanimously approved such transactions. The Committee engaged an independent financial adviser in connection with its determination.
Important Notice regarding the Transaction Documents
The foregoing descriptions of the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Series C Certificate of Designation, the Securities Purchase Agreement, the Note, the form of Warrant, the Registration Rights Agreement, the Fifth Amendment and the Subordination Agreement (the “Transaction

Agreements” attached hereto as Exhibits 3.1, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively, and incorporated herein by reference.
The Transaction Agreements have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about the Company or our subsidiaries and affiliates. The representations, warranties and covenants contained in the agreements were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to such agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or our subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in public disclosures by us.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The Company is issuing the Shares and Warrants pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act on the basis that their sale did not involve a general solicitation or general advertising and that SIC III is a sophisticated investor acquiring the securities for its own account, without a view to distribute.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
The documents set forth below are filed herewith.

Exhibit Number	Description
3.1	Certificate of Designations of the Series C Convertible Preferred Stock
10.1	Securities Purchase Agreement, dated as of October 24, 2014, by and between the Company and Sillerman Investment Company III LLC
10.2	Line of Credit Promissory Note, dated as of October 24, 2014, issued by the Company in favor of Sillerman Investment Company III LLC
10.3	Form of Warrant issuable pursuant to the Securities Purchase Agreement
10.4	Registration Rights Agreement, dated as of October 24, 2014, by and between the Company and Sillerman Investment Company III LLC
10.5	Fifth Amendment to Term Loan Agreement, dated as of October 24, 2014, by and between the Company and Deutsche Bank Trust Company Americas
10.6	Subordination Agreement, dated as of October 24, 2014, by and between Sillerman Investment Company III LLC and Deutsche Bank Trust Company Americas, and acknowledged by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC.

Date: October 27, 2014	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President